SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 25, 2002
(Date of Report)
(Date of Earliest Event Reported)

TARGETED GENETICS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	0-23930	91-1549568
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, WA 98101
(Address of Principal Executive Offices, Including Zip Code)

(206) 623-7612
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

In connection with the sale of 5,804,673 shares (the “Shares”) of Targeted Genetics common stock to Biogen, Inc. on September 25, 2002, Targeted Genetics entered into the Second Amendment to Rights Agreement between Targeted Genetics and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.). This amendment made the provisions of the Rights Agreement inapplicable to the sale of the Shares to Biogen.

A copy of the amendment is attached to this current report as Exhibit 10.1 and is incorporated into this current report by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

10.1    Second Amendment to Rights Agreement between Targeted Genetics Corporation and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services L.L.C.), dated September 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: October 11, 2002	By:	/s/ TODD E. SIMPSON
Todd E. Simpson
Vice President, Finance and Administration
and Chief Financial Officer, Secretary
and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Second Amendment to Rights Agreement between Targeted Genetics Corporation and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services L.L.C), dated September 25, 2002.